SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          May 18, 1999
                         Date of Report
               (Date of Earliest Event Reported)

                          CENTRAXX, INC.
     (Exact Name of Registrant as Specified in its Charter)

       Nevada                        33-3358-NY              88-0224219
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                2700 Argentia Road, Suite #1000
            Mississauga, Ontario Canada L5N 5V4
            (Address of Principal Executive Offices)

                        (905) 826-9988
                 Registrant's Telephone Number

                         Composite Design, Inc.
                        9005 Cobble Canyon Lane
                           Sandy, Utah 84093
         (Former Address of Principal Executive Offices)

Item 1.   Changes in Control of Registrant.

     (a) On May 18, 1999, the Registrant, Centraxx Corp., a corporation organized under the laws of the Province of Ontario, Canada ("Centraxx Ontario"), and the stockholders of Centraxx Ontario (the "Centraxx Ontario Stockholders"), executed a Share Sell Agreement (the "Centraxx Ontario Agreement"), whereby the Registrant acquired 100% of the outstanding securities of Centraxx Ontario, and Centraxx Ontario became a wholly-owned subsidiary of the Registrant.

      The transaction contemplated by the Centraxx Ontario Agreement closed on May 18, 1999, constituted a "reverse" acquisition, and for accounting purposes was treated as a purchase (the "Centraxx Transaction").

      The Centraxx Ontario Agreement was adopted, ratified and approved by the Board of Directors of the Registrant by unanimous written consent in accordance with its Bylaws and the Nevada Revised Statutes.

      The former principal stockholders of the Registrant and their percentage of ownership of the outstanding voting securities of the Registrant prior to the closing of the Centraxx Transaction were: David C. Merrell, President and Director, owned 800,000 pre-split shares of the Registrant's common stock (79.5%); Corie Merrell, Secretary/Treasurer and Director (and wife of David C. Merrell), owned 50,000 pre-split shares of the Registrant's common stock (4.6%).

     The number of issued and outstanding shares of the Registrant, immediately preceding the closing of the Centraxx Transaction was 1,069,020. In connection with the Centraxx Ontario Agreement, the capital stock of the Registrant was the subject of a forward split on a basis of 2.5-for-one, resulting in 2,672,550 shares of the Registrant then being issued and outstanding immediately prior to the closing of the transaction contemplated by the Centraxx Transaction. The Registrant issued 15,234,415 restricted shares of common stock (on a post-split basis) in exchange for all of the outstanding securities of Centraxx Ontario, resulting in an aggregate of 17,906,965 outstanding shares.

     The source of the consideration used by the Centraxx Ontario
Stockholders to acquire their respective interests in the Registrant was the exchange of 100% of the outstanding common stock of Centraxx Ontario.

     The basis of the "control" by the Centraxx Ontario Stockholders is stock ownership or positions held. Pursuant to the Centraxx Ontario Agreement, at or about the closing of the Centraxx Transaction, the then current members of the Board of Directors and executive officers of the Registrant resigned, in seriatim, and the persons named in paragraph (b) below were designated to serve as directors and executive officers of the Registrant, until the next respective annual meetings of the stockholders and directors of the Registrant or until their prior resignations or terminations.

     (b) To the knowledge of management and based upon a review of the stock ledger maintained by the Registrant's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who own more than five percent of the Registrant's common stock as of the date hereof, and the share holdings of the post-Centraxx Transaction directors and executive officers.

Name                            Shares Owned               %

Heartland Trust                     3,000,000           16.75%
Champion Business Services, Inc.    2,200,000           12.29%
Frankopan & Co., Inc.               1,995,212(1)(3)(4)  11.14%
Worldwide Consulting Services, Inc. 2,200,000           12.29%
Paltrac International Corporation   2,000,000(2)        11.17%
Michael Ivezic                         20,000(4)          .1117%
Stewart Somers                         20,000(4)(5)       .1117%
David Pamenter                         -0-                -0-
Brian De Champlain                     93,000(2)(4)(6)    .5193%
Frank Gerlach                         130,800(2)(4)(7)    .7304%
Michael St. Eve                        11,650(4)(8)       .0650%
Tony Monga                             -0-                -0-
Diane Wigley                           -0-                -0-

Officers and Directors
as a group (8 persons)

     (1)  Is controlled by Michael Ivezic.
     (2) 100,000 shares are held in the name of Paltrac International Corporation. Brian De Champlain and Frank Gerlach each own 50% of Paltrac International Corporation; Paltrac International
         Corporation has 1,900,000 shares held in trust of which Appollo Systems Ltd owns 950,000 shares and High Tech Systems Limited, LTD owns 950,000.
     (3) 15,000 shares are held in the name of Frankopan & Co., Inc. which is controlled by Michael Ivezic and "affiliate"; 175,450 shares are held by "affiliates" see note (4); and 1,804,762 shares are held in trust for other non-affiliates.
     (4)  Held in trust by Frankopan for these "affiliates."
     (5) Does not include 66,667 shares that may be acquired pursuant to vested options. See Schedule A to the Share Exchange Agreement. Additional options have been vested since the completion of the Plan.
     (6) Does not include 95,205 shares that may be acquired pursuant to vested options. See Schedule A to the Share Exchange Agreement. Additional options have been vested since the completion of the Plan. Does include the 50,000 shares from note (2) above.
     (7) Does not include 95,205 shares that may be acquired pursuant to vested options. See Schedule A to the Share Exchange Agreement. Additional options have been vested since the completion of the Plan. Does include the 50,000 shares from note (2) above.
     (8) Does not include 44,521 shares that may be acquired pursuant to vested options. See Schedule A to the Share Exchange Agreement.

Item 2.   Acquisition or Disposition of Assets.

     See Item 1 of this Report. The consideration exchanged under the Centraxx Ontario Agreement was negotiated at "arms length" between the stockholders and directors of the Registrant and Centraxx Ontario and the Centraxx Ontario Stockholders. The members of the Board of Directors of the Registrant examined criteria used in similar proposals involving the Registrant in the past, including the relative value of the assets of the Registrant; its present and past business operations; the possible future potential of Centraxx Ontario; and the potential benefit to the stockholders of the Registrant. The members of the Board of Directors determined in good faith that the consideration for the exchange was fair and reasonable, under these circumstances.

     No director, executive officer or person who may be deemed to be an "affiliate" of the Registrant had any direct or indirect interest in Centraxx Ontario prior to the closing of the Centraxx Transaction.

                   DESCRIPTION OF THE BUSINESS

Centraxx

Centraxx is a company that is developing high-speed, two-way wireless data communications, with a specialization in location technologies. The Company is the first in the industry to have developed a low cost, tracking, locating and monitoring system utilizing revolutionary UNI-POINT (TM) technology with numerous network-based and stand-alone applications. The UNI-POINT technology is proprietary and United States and Spain patents are pending. There can be no assurances that any patents will issue or that, if issued, that the Registrant will have sufficient resources to protect its intellectual property rights.

The Centraxx System utilizes radio frequency in a unique configuration of voice, data and radar communication to track, locate, contain or monitor vehicles, cargo, and equipment. The hardware consists of a receiver or Base Station and an Electronic Location Tag ("Tag"). The object to be secured is tagged and the Base Station monitors the relative position of the Tag. A network of Base Stations enables the Centraxx System to monitor the location of the tagged object over the network coverage area. This process occurs on a real-time basis utilizing UNI-POINT tracking. UNI-POINT or single-point tracking represents a breakthrough in the industry as it is more reliable and substantially more cost effective than alternative conventional triangulation systems such as Global Positioning Satellite Systems. Market research indicates that the Centraxx product is significantly less expensive than its nearest competitor in the industry while offering a more reliable and accurate system.


Although management believes that there may be numerous potential applications for Centraxx's technology, Centraxx intends initially to focus its efforts on the stolen vehicle tracking and recovery industry by introducing a more accurate, reliable and affordable product utilizing the UNI-POINT technology. The Company is currently in advanced negotiations with certain major insurance companies to form for this market. There can be no assurances that any agreements will obtain or that if they obtain that they will provide material financial benefit to the Registrant. This first application will be introduced initially in the Southern Ontario market and then expanded into Southern California and South Florida.

Properties

The Company's research and development group is housed in an 18,000 square feet facility; 4,000 square feet are offices, 5,000 square feet is air-conditioned lab space and 9,000 square feet is warehouse.

The lease ends in August 1999, and Centraxx currently expects that it will move to a new 40,000 square feet facility that would accommodate administration, sales, marketing, research and development and some manufacturing/assembly space, as well as warehousing.

Centraxx also leases sales offices in Irvine California.


             DIRECTORS, OFFICERS AND SIGNIFICANT EMPLOYEES

  The following individuals are the directors, nominees to become directors, executive officers and significant employees of the Registrant.

Name                  Title/Position                        Age

Brian J. DeChamplain  Executive Vice President, Chief
                      Technology Officer, Director           44
Frank Gerlach         Vice President, Chief Engineer and
                      Director                               39
Michael Ivezic        Acting President, Director             39
Tony Monga            Director                               41
David Pamenter        Secretary                              51
Stewart Somers        Executive Vice President and           57
                      Chief Financial Officer
Michael St. Eve       Vice President Sales                   47
Diane Wigley          Director                               55

RESUMES

Brian J. De Champlain, Executive Vice President, Chief Technology Officer, Director. Mr. De Champlain, a co-founder of Centraxx, brings 16 years entrepreneurial management and RF electronic design experience in the communications, cable, TV, broadcast and consumer product industries. From 1996 to 1997, Mr. De Champlain was President of Paltrac International Corporation. Prior to 1996, Mr. De Champlain was President of Conquest Design Ltd.

Frank Gerlach, Vice President, Chief Engineer and Director. Mr. Gerlach, a co-founder of Centraxx. Between 1986 and 1996, Mr. Gerlach was employed by Spar Aerospace as a Senior Project Engineer responsible for projects including the redesign of the Canada Arm and integration of a fiber optic based naval
communications systems.   From 1996 to 1997 Mr. Gerlach was Vice President of
Paltrac International Corporation.

Michael Ivezic, Acting President, director. From 1997 to present Mr. Ivezic has been the Managing Director of Frankopan & Co, Inc. Between 1994 and 1997 he was President and CEO of Luminart Inc. Mr. Ivezic is providing overall direction to Centraxx during its startup and development phase. Mr. Ivezic has 15 years experience in managing the startup and growth phases of several companies. He has extensive expertise in identifying high potential business opportunities and raising the necessary working capital for these ventures.

Tony Monga, Director. From 1994 to present Mr. Monga, as Managing Director has been directing the operations of MVS Mode Inc., a company engaged in international trade liaison and consulting. Mr. Monga brings 20 years of experience as a management and financial consultant for several large international companies dealing and negotiating with international joint ventures, government corporation or state authorities in different cultural environments. His expertise will be vital as Centraxx crosses political borders and establishes itself as global power.

David Pamenter, Secretary. Mr. Pamenter, a lawyer, has been a partner with Gowling, Strathy & Henderson from 1997 to present. Prior to this, he was a partner with Lang, Michener.

Stewart Somers, Executive Vice President and Chief Financial Officer. Mr. Somers joined Centraxx in October, 1998. Prior to joining Centraxx, Mr. Somers was President of S. D. Somers & Associates, Inc., a financial and marketing consulting firm in business from 1976. Mr. Somers still holds this position with S. D Somers & Associates, Inc. Between 1995 to 1996, Mr. Somers was Vice President and CFO of Zenon Environmental Inc. From 1996 to 1997 he was employed as Vice President and CFO of American Sensors Inc.

Michael St. Eve, Vice President. Mr. St. Eve brings 26 years of experience in the radio communications industry. From 1995 to 1997 Mr. St. Eve was President of Midland International Corp. and there after was an independent consultant until he joined Centraxx in August 1998. Between 1990 and 1996 he was Executive Vice President of Simmonds Capital Limited. His substantial expertise in the management of the sales and distribution process for various wireless products will ensure effective penetration of the Centraxx product in the market place.

Diane Wigley, Director. Ms. Wigley has been a principal and Secretary Treasurer of Consolidated Insurance Brokers Limited since 1970. She was President of the Insurance Brokers of Metropolitan Toronto in 1992 and was the first female President, in 1996, of the Insurance Brokers Association of Ontario.

Item 3.   Bankruptcy or Receivership.

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          None; not applicable.

Item 5.   Other Events.

          On May 18, 1999, the Registrant filed a Certificate of Amendment to its Articles of Incorporation changing its name to "Centraxx, Inc."

Item 6.   Resignations of Registrant's Directors.

          See Item 1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

  (a) Financial Statements of Business Acquired.

          Audited financial statements of Centraxx Ontario are currently being prepared, and will be filed with the Securities and Exchange Commission as an amendment to this Report on or about August 1, 1999, which is 75 days after the completion of the Centraxx Ontario Agreement on May 18, 1999.

      (b) Pro Forma Financial Information.

          Pro Forma financial statements, taking into account the completion of the Centraxx Ontario Agreement, are being prepared and will be filed on or before August 1, 1999, which is 75 days after the completion of the Centraxx Ontario Agreement on May 18, 1999.

      (c) Exhibits.

              3.1 Certificate of Amendment to the Articles of Incorporation of the Registrant filed with the Secretary of State of Nevada on May 18, 1999.

              3.2          New By-laws.

             10 Share Exchange Agreement between the Registrant, Centraxx Ontario and the Centraxx Ontario Stockholders dated May 18, 1999.
                                  Exhibit A-List of Centraxx Ontario Awarded
                                  Options.
                                  Exhibit B-The Registrant's financials
                                  statements for the year ended December 31, 1998.*
                                  Exhibit C-Centraxx Ontario's unaudited
                                  Balance Sheet (Canadian Dollars)for the
                                  years ended December 31, 1998 and 1997, the period ended March 31, 1999.

             99        Press Release dated May 25, 1999.

                    * Incorporated by reference from the Registrant's 10-KSB
                      Annual Report for the year ended December 31, 1999.

Item 8.   Change in Fiscal Year.

          None; not applicable.

                               SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CENTRAXX, INC.

    Date: 6/17/99              By:/s/Mike Ivezic
         ---------                --------------------------------------
                                  Mike Ivezic
                                  Acting President, Director